UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2017

MEDIFIRST SOLUTIONS, INC

(Exact name of registrant as specified in its charter)

Nevada	000-55465	27-3888260
(State or other	(Commission File Number)	(IRS Employer
jurisdiction incorporation)		Identification No.)

4400 Route 9 South, Suite 1000, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (732)-786-8044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 4, 2017, Medifirst Solutions, Inc. (the “Company”), through its wholly-owned subsidiary Medical Lasers Manufacturer, Inc., entered into two Master Exclusive Distribution Agreement (the “Distribution Agreement”) with AOTEX (O.S.) S.A.L. (“AOTEX”), an international distribution company based in the Middle East. Pursuant to the Distribution Agreement, the Company granted AOTEX a three-years’ exclusive right to distribute the Company’s Infrared Time Machine Laser (collectively with all accessories and carrying case sold therewith, the “Product”), in the following territories: Lebanon, Kuwait, Saudi Arabia, United Arab of Emirates, Bahrain, Qatar, Oman, Jordan and Iraq (with an option to expand the territories to Egypt, Cyprus and Turkey). The exclusivity of the distribution rights under the Distribution Agreement may be revoked and the Company may terminate the Distribution Agreement, at the sole discretion of the Company, in the event that AOTEX fails to purchase an aggregate of $500,000 in Product during the first year, an aggregate of $1,000,000 in Product during the second year, and $2,000,000 in Product during the third year.

After early discussions between the Company and AOTEX, it is contemplated that AOTEX will partially distributed the Product through established medical distribution companies, including Medica Group, Gulf Drug, and Arabian Ethicals.

The foregoing description of the terms of the Distribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the form of the Distribution Agreement, which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On August 4, 2017, the Company issued a press release announcing the Distribution Agreement.

A copy of the press release is attached herewith as Exhibit 99.2.

The information in this Item 7.01 disclosure, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.2, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

Exhibits	Description
99.1	Form of Distribution Agreement dated August 4, 2017
99.2	Press Release dated August 4, 2017

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFIRST SOLUTIONS, INC.
Dated: August 7, 2017
	By:	/s/ Bruce Schoengood
President and CEO

3